EXHIBIT 32.1

               CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
   CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
         PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Form 10-QSB of Monarch Staffing, Inc. (the "Company") for the quarterly period ended March 31, 2006 (the "Report"), I, David Walters, Chief Executive Officer and Chief Financial Officer of the Company hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) to my knowledge, the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ David Walters
David Walters
Chief Executive Officer and Chief Financial Officer
May 26, 2006